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                 SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C.  20549

                              FORM 8-K

                           CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):     July 23, 1997
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                NETSCAPE COMMUNICATIONS CORPORATION
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       (Exact name of registrant as specified in its charter)

     Delaware                0-26310                  94-3200270
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(State or other            (Commission              (IRS Employer
jurisdiction of            File Number)          Identification Number)
incorporation)

    501 EAST MIDDLEFIELD ROAD, MOUNTAIN VIEW, CALIFORNIA          94043
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               (Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code:   (415) 254-1900
                                                      --------------------


                                N/A
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     (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS

    On July 22, 1997 Netscape Communications Corporation ("Netscape") announced net income of $0.10 per share on revenue of $135.2 million for the quarter ended June 30, 1997 before the effect of a $52.6 million non-recurring charge for in-process research and development relating to the acquisitions of DigitalStyle Corporation and Portola Communications, Inc. After reflecting the non-recurring charge of in-process research and development, the loss per share was $0.49. The press release announcing these financial results is attached hereto as exhibit 20.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


    (a)  EXHIBITS

         20.1       Press Release of Netscape, dated July 22, 1997.


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                                SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   July 23, 1997        NETSCAPE COMMUNICATIONS CORPORATION

                              /s/ Peter L.S. Currie
                              -------------------------------------------------
                              Peter L.S. Currie
                              Senior Vice President and Chief Financial Officer


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                              INDEX TO EXHIBITS


   EXHIBIT
   NUMBER                      DESCRIPTION OF DOCUMENT
   -------                     -----------------------

     20.1               Press Release of Netscape, dated July 22, 1997.